Exhibit 99.1

Los Azules Copper Project Continues to Grow

Potential New Parallel Trend Emerging

Mineralization Extending to Depth & to the East

TORONTO, ONTARIO — (January 17, 2013) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) today announced that its exploration efforts at the Los Azules Copper Project in San Juan Province, Argentina, continues to show significant potential to increase the size of the resource. The first ten drill holes completed and assayed have been successful in extending the mineralization both laterally to the east and to depth. In addition, the drilling appears to have identified a  parallel mineralized trend to the southwest of the main part of the existing resource.

Exploration Highlights

•                  A possible parallel mineralized trend may be emerging southwest of the resource. Good grades over long intervals have been intersected, highlights of which include 0.61% copper over 160 meters and 0.49% copper over 329 meters both in Hole 1291, 0.87% copper over 69 meters in Hole 12101 and 0.44% copper over 529 meters in Hole 1299, with each hole ending in mineralization.

•                  Drill hole 1294 successfully extended the known copper mineralization 200 meters below the limits of the current resource. The total intersection of the hole assayed 0.47% copper over 610 meters meters and included 0.95% copper over 68 meters and 0.65% copper over 100 meters. A second drill hole, 1299, assayed 0.44% copper over 529 meters. This drill hole ended approximately 600 meters below the resource outline.

•                  Drill hole 1289 was designed to target new mineralization further to the east. It was successful and returned 0.44% copper over 147 meters. This hole was drilled 150 meters east of any prior drilling.

•                  The Company expects to release an updated resource estimate for Los Azules which incorporates these recent results in Mid-February.

TABLE 1.  LOS AZULES EXPLORATION HIGHLIGHTS

	From	To	Thickness	Copper Grade
Hole	(m)	(m)	(m)	(%)
1291	72	232	160	0.61
And	562	890.5	328.5	0.49
including	790	890.5	100.5	0.71

1294	252	861.9	609.9	0.47
including	268	336	68	0.95
Including	560	660	100	0.65

1299	546	1074.6	528.6	0.44

The Company was successful in starting drilling in October, two months earlier than prior seasons.  In addition, the drilling has consistently achieved drill hole depths greater than 700 meters with Hole 1299 drilled to a depth of 1,075 meters.

Significantly, all of the deeper drill holes ended in mineralization.  Drilling will continue to focus on expanding the resource. This season’s exploration program is on track to achieve its objective of completing 15,000 meters of drilling by the end of April.

A table of all 10 drill hole assay results is provided below in Table 2.  A drill hole location map (Exhibit 1) and cross sections of the Los Azules resource (Exhibits 2, 3 and 4) are provided below.

Earlier this month, the company hired BMO Capital Markets to market Los Azules.

About the Los Azules Copper Project

Los Azules is a large copper porphyry system located in western San Juan Province within a belt of porphyry copper deposits that straddles the Chilean/Argentine border. This belt contains some of the world’s largest copper deposits, including Codelco’s El Teniente and Andina mines, Anglo American’s Los Bronces mine, Antofagasta PLC’s Los Pelambres mine and Xstrata’s El Pachón project, among others. Los Azules is one of the world’s largest, highest grade, undeveloped copper-porphyry deposits not owned by a major base metal company.

The mineral resources for Los Azules were calculated in June 2012 and are summarized in the table below with a cut-off grade of 0.35% copper.

Mineral Resource Category	Tonnes (millions)	Copper (%)	Contained Copper (MM lbs)	Gold grams/tonne	Silver grams/tonne
Indicated	323	0.65	4.6	0.07	1.8
Inferred	948	0.52	10.8	0.06	1.8

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high growth, low-cost, mid-tier gold producer focused in the Americas.  McEwen Mining’s principal assets consist of the San José Mine in Santa Cruz, Argentina (49% interest); the El Gallo Complex in Sinaloa, Mexico; the Gold Bar Project in Nevada, US; the Los Azules Project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Nevada and Mexico.

McEwen Mining has 300,605,735 shares issued and outstanding. Rob McEwen, Chairman, President and Chief Owner, owns approximately 25% of the shares of the Company. As of December 31, 2012, McEwen Mining had cash and liquid assets of approximately US$70 million and is debt free.

Technical Information

James K. Duff, Senior Consultant to the Company and a Registered Member in good standing of the Society for Mining, Metallurgy and Exploration, who is a Qualified Person as defined by National Instrument 43-101 (“NI 43-101”) has reviewed and approved the technical contents of this news release.  Bruce Davis, PhD, FAusIMM, who is a Qualified Person as defined by NI 43-101 and responsible for the quality control for the assaying of the Los Azules drill core has reviewed the assay quality control information. All samples were collected in accordance with industry standards. Splits from the drill core samples were submitted to the laboratory of Alex Stewart International in Mendoza, Argentina for fire assay and ICP analysis. Accuracy of results is tested through the systematic inclusion of standards, blanks and check assays.

For additional information about the Los Azules project see the Technical Report titled “Los Azules Porphyry Copper Project, San Juan Province, Argentina” dated August 1, 2012, with an effective date of June 15, 2012, prepared by D. Ernest Winkler, P.Eng, Robert Sim, P.Geo, Bruce Davis, PhD, FAusIMM and James K. Duff, P.Geo, all of whom are qualified persons and all of whom are independent of McEwen Mining, each as defined by NI 43-101. The foregoing report is available under the Corporation’s profile on SEDAR (www.sedar.com).

Cautionary Note to U.S. Investors

McEwen Mining reports its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. According to Canadian NI 43-101 criteria, the estimation of measured resources and indicated resources involve greater uncertainty as to their economic feasibility than the estimation of proven and probable reserves. Under SEC Industry Guide 7 criteria, measured, indicated and inferred resources are considered Mineralized Material. The SEC considers that in addition to greater uncertainty as to the economic feasibility of Mineralized Material compared to proven and probable reserves, there is also greater uncertainty as to the existence of Mineralized Material. U.S. investors are cautioned not to assume that measured or indicated resources will be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

Caution Concerning Forward-Looking Statements

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to the cost of transferring or otherwise allocating funds between operating jurisdictions, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Table 2 — Summary of Drill Hole Results for the First Half of the 2012/13 Drill Season

Hole	Northing	Easting	Dip	From (m)	To (m)	Thickness (m)	Cu (%)	Zone
1284	6558652	2383287	90[o]	0	52	52	—	Overburden
				52	74	22	0.19	Mixed oxide and weak secondary enrichment
				74	380	306	0.19	Primary chalcopyrite in fractures with minor bornite
				380	464	84	0.38	Primary chalcopyrite and bornite in fractures
				464	580	116	0.25	Primary chalcopyrite and bornite in fractures
				580	1022.5	442.5	0.37	Primary chalcopyrite and bornite in fractures
				Infill hole completed to target depth. Average core recovery was 96%.

1285	6558327	2383437	90[o]	0	41.5	41.5	—	Overburden
				41.5	60	18.5	0.05	Leached cap
				60	162	102	0.18	Transition zone
				162	430	268	0.14	Primary chalcopyrite>>bornite in fractures
				430	484	54	0.45	Primary chalcopyrite>>bornite in fractures
				484	666	182	0.23	Primary chalcopyrite>>bornite in fractures
				666	736	70	0.35	Primary chalcopyrite>>bornite in fractures
				Infill hole completed to target depth. Average core recovery was 89%.

1286	6558138	2383470	90[o]	0	40	40	—	Overburden
				40	106	66	0.05	Leached cap
				106	264	158	0.22	Partially enriched chalcopyrite>chalcocite
				264	335.5	71.5	0.12	Primary chalcopyrite in fractures>>disseminations
				Infill hole lost at 335.5 m before reaching target depth. Average core recovery was 86%.

1287	6558148	2383002	90[o]	0	8	8	—	Overburden
				8	76	68	0.06	Leached cap
				76	618.1	542.1	0.11	Primary chalcopyrite>>bornite in fractures
				Step-out hole completed to target depth. Average core recovery was 94%.

1288	6558378	2382797	90[o]	0	13.5	13.5	—	Overburden
				13.5	126	112.5	0.05	Leached cap
				126	740	614	0.11	Primary chalcopyrite>>bornite in fractures
				740	823.2	83.2	0.33	Primary chalcopyrite>>bornite in fractures
				Step-out hole completed to target depth. Average core recovery was 96%.

1289	6559201	2383700	90[o]	0	40	40	—	Overburden
				40	166	126	0.02	Leached cap
				166	220	54	0.28	Chalcopyrite with minor weak secondary enrichment
				220	367	147	0.44	Primary chalcopyrite with minor chalcocite
				Step-out hole lost at 367 m before reaching target zone. Average core recovery was 81%.

1291	6558852	2382903	90[o]	0	55	55	—	Overburden
				55	72	17	0.03	Leached cap
				72	232	160	0.61	Enriched chalcocite>chalcopyrite
				232	562	330	0.18	Primary chalcopyrite >>> bornite
				562	790	228	0.40	Primary chalcopyrite and bornite>chalcocite
				790	890.5	100.5	0.71	Primary chalcopyrite and bornite>chalcocite
				Step-out hole completed to target depth. Average core recovery was 97%.

1294	6558292	2383212	90[o]	0	62.2	62.2	—	Overburden
				62.2	74	11.8	0.53	Mixed chalcocite and chalcopyrite in transition zone
				74	252	178	0.12	Weak chalcocite enrichment>>>chalcopyrite
				252	861.9	609.9	0.47	Primary chalcopyrite>bornite and primary chalcocite
				Hole completed to target depth. Average core recovery was 88%.
				Twin of hole 1279 from prior season.

1299	6558984	2383001	90[o]	0	60	60	—	Overburden
				60	78	18	0.08	Leached cap
				78	94	16	0.55	Transition zone with chalcopyrite>>chalcocite
				94	546	452	0.25	Primary chalcopyrite and bornite
				546	1074.6	528.6	0.44	Primary chalcopyrite in veinlets and fractures
				Step-out hole completed to target depth. Average core recovery was 92%.

12101	6558167	2383218	90[o]	0	168	168	—	Reverse circulation pre-collar
				168	237	69	0.87	Secondary chalcocite enrichment
				Step-out hole lost at 237 m before reaching target zone. Average core recovery was 75%.

McEWEN MINING Los Azules Drill Hole Location Map

Exhibit 1
January 2013

2382000
2383000
2384000
6561000
6560000
6559000
6558000
0
0.5
1
N
Kilometers
Potential Parallel Trend?
AZ1289
AZ1299
AZ1291
AZ1284
AZ1288
AZ1294
AZ1285
AZ1287
AZ12101
AZ1286
Legend
Completed Drill Hole
Planned Drill Hole
Outline of June 2012 Resource
> 0.70 % Cu
> 0.35 - 0.70% Cu

Cross Section of Los Azules at 6558300N

Exhibit 2
January 2013

McEWEN MINING
W
E
Surface
AZ1288
AZ1282
AZ1279
AZ1285
AZ1057
AZ0723A
AZ0728
AZ1294
(Twin of AZ1279)
Elevation (meters)
3800
3600
3400
3200
3000
2800
2383000E
2384000E
0
100
200
Meters
Legend
> 0.70 % Cu
> 0.35 - 0.70 % Cu
Drill Holes
Pit Outline June 2012 Resource

McEWEN MINING

Cross Section of Los Azules at 6558850N

Exhibit 3
January 2013

W
E
Surface
3800
3600
3400
3200
3000
2800
Elevation (meters)
AZ1291
AZ1280
AZ1067
AZ1064
AZ1065
Legend
> 0.70 % Cu
> 0.35 - 0.70 % Cu
Drill Holes
Pit Outline June 2012 Resource
0
100
200
Meters
2383000E
2384000E

McEWEN MINING **Cross Section of Los Azules at 6559000N**

Exhibit 4
January 2013

W
E
Surface
Elevation (meters)
3800
3600
3400
3200
3000
2800
AZ1299
AZ0616
LA9808
AZ0611
AZ1061
AZ0840
0
100
200
Meters
2383000E
2384000E
Legend
> 0.70 % Cu
> 0.35 - 0.70 % Cu
Drill Holes
Pit Outline June 2012 Resource